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                                                                      EXHIBIT 1

                       ACACIA RESEARCH CORPORATION

          [SEAL]                                        [SEAL]
          NUMBER                                        SHARES


 INCORPORATED UNDER THE LAWS              SEE REVERSE FOR STATEMENTS RELATING
  OF THE STATE OF DELAWARE                      TO RIGHTS, PREFERENCES,
                                          PRIVILEGES AND RESTRICTIONS, IF ANY


                                                               CUSIP OO3881 10 9
 THIS CERTIFIES THAT




 IS THE RECORD HOLDER OF        SHARES



   FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $0.001 PAR VALUE, OF

                         ACACIA RESEARCH CORPORATION

transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this certificate property endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Register.
  WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duty authorized officers.

  DATED



          [SIGNATURE]                [SEAL]               [SIGNATURE]
      CORPORATE SECRETARY                                  PRESIDENT



COUNTERSIGNED AND REGISTERED:
  U.S. STOCK TRANSFER CORPORATION
     TRANSFER AGENT AND REGISTRAR

BY  [SIGNATURE]

        AUTHORIZED SIGNATURE

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     The corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof of the corporation, and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the corporation or the transfer agent.

     KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION OF THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  - as tenants in common
TEN ENT  - as tenants by the entireties
JT TEN   - as joint tenants with right of survivorship
           and not as tenants in common


                          UNIF GIFT MIN ACT -__________Custodian____________
                                               (Cust)             (Minor)

                                             under Uniform Gifts to Minors Act
                                             __________________________________
                                                        (State)

                           UNIF TRF MIN ACT -__________Custodian (until age____)
                                               (Cust)

                                             __________, under Uniform Transfers
                                               (Minor)

                                             to Minors Act______________________
                                                                (State)


    Additional abbreviations may also be used though not in the above list.



    FOR VALUE RECEIVED,__________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
 ____________________________________
|                                    |
|                                    |
|____________________________________|


________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________


________________________________________________________________________________


__________________________________________________________________________Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated_____________________________


                                    X___________________________________________


                                    X___________________________________________
                             NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                     CORRESPOND WITH THE NAME(S) AS WRITTEN UPON
                                     THE FACE OF THE CERTIFICATE IN EVERY
                                     PARTICULAR, WITHOUT ALTERATION OR
                                     ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed





By______________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION/BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND
CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED
SIGNATURE GUARANTEE MEDALLION PROGRAMS, PURSUANT
TO S.E.C. RULE 1794-15.